UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

Performance Technologies,
Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-27460	16-1158413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 256-0200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 8, 2012, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter ended March 31, 2012. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on May 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

May 9, 2012	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

May 9, 2012	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Senior Vice President of Finance and Chief Financial Officer

For more information contact:

Dorrance W. Lamb

SVP and Chief Financial Officer

PT

585-256-0200 ext. 7276

http://www.pt.com

finance@pt.com

PT Announces First Quarter 2012 Financial Results

“Second Consecutive Quarterly GAAP Profit”

ROCHESTER, NY – May 8, 2012 – PT (NASDAQ: PTIX), a leading global supplier of advanced network communications, today announced its financial results for the first quarter 2012.

Revenue in the first quarter 2012 amounted to $8.4 million, compared to $9.7 million in the first quarter 2011.

GAAP net income in the first quarter 2012 amounted to $.3 million, or $.03 per diluted share, based on 11.1 million shares outstanding, including stock compensation expense of $.01 per share and amortization of purchased intangible assets of $.03 per share.  The Company incurred a net GAAP loss in the first quarter 2011 amounting to ($1.1 million), or ($.10) per basic share, based on 11.1 million shares outstanding, including restructuring charges of $.01 per share, stock compensation expense of $.01 per share and amortization of purchased intangible assets of $.02 per share.

On a non-GAAP basis, the Company had net income in the first quarter 2012 amounting to $0.6 million, or $.06 per diluted share, compared to a net loss of ($0.3 million), or ($.03) per basic share in the first quarter 2011.  Please refer to the reconciliation between GAAP and non-GAAP financial measures contained in this release.

On March 31, 2012, the Company’s working capital position was $19.6 million including cash and investments amounting to $15.5 million, and the Company had no long-term debt.

“We are very pleased to report GAAP profitability for the second consecutive quarter,” said John Slusser, president and chief executive officer.  “As we look forward throughout 2012 and beyond, we believe our strategic plan to further leverage our substantial technology assets and expertise, specifically as applied to Next-Generation Network solutions, directly targets evolving market trends that offer meaningful long-term growth opportunities for our Company.  This strategic focus is clearly epitomized by the recent announcement of our Universal Diameter Router product offering, a very meaningful further evolution of our SEGway Signaling Solutions portfolio.  In the near term, we will continue to cautiously navigate the ongoing limited visibility and business predictability challenges of the current economic climate.”

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to service provider, government, and OEM markets. PT’s portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. The industry-leading Monterey MicroTCA and IPnexus Application-Ready Platforms anchor the company’s broad range of offerings.  PT’s SEGway Signaling Solutions provide affordable, high density signaling, advanced Diameter routing for LTE and IMS applications, IP migration, gateway capabilities, and core-to-edge distributed intelligence, as well as features such as Number Portability and SMS Spam Defense. The SIP-based Xpress product family enables service providers to provision a wide range of revenue generating and churn-reducing applications in either cloud-based or captive architectures. PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements.  This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.  The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control.  These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, possible loss or significant curtailment of significant government contracts or subcontracts, and potential material weaknesses in internal control over financial reporting.  In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders.  These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter.  Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company’s current financial performance.  Specifically, the Company believes the non-GAAP financial measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results.  The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased intangible assets, (b) stock-based compensation, (c) restructuring costs, and (d) litigation expenses.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods.  We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP.  Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

###

A conference call will be held on Wednesday, May 9, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from May 9 through May 13, 2012. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 204750. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PT is a trademark of Performance Technologies, Inc. The names of actual companies, products, or services may be the trademarks, registered trademarks, or service marks of their respective owners in the United States and/or other countries.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

ASSETS

	March 31, 2012	December 31, 2011

Current assets:
Cash and cash equivalents	$7,374,000	$9,641,000
Investments	5,604,000	2,798,000
Accounts receivable	6,245,000	5,622,000
Inventories	4,897,000	5,421,000
Prepaid expenses and other assets	1,177,000	1,155,000
Prepaid income taxes	95,000	67,000
Total current assets	25,392,000	24,704,000

Investments	2,568,000	3,362,000
Property, equipment and improvements, net	1,758,000	1,891,000
Software development costs, net	4,092,000	3,932,000
Purchased intangible assets, net	4,368,000	4,390,000
Total assets	$38,178,000	$38,279,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,213,000	$1,015,000
Accrued expenses	1,432,000	1,547,000
Deferred revenue	3,182,000	2,808,000
Fair value of foreign currency hedges	9,000	46,000
Other payable		999,000
Total current liabilities	5,836,000	6,415,000
Deferred income taxes	90,000	83,000
Total liabilities	5,926,000	6,498,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,413,000	17,347,000
Retained earnings	24,526,000	24,237,000
Accumulated other comprehensive income	(2,000)	(118,000)
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	32,252,000	31,781,000
Total liabilities and stockholders’ equity	$38,178,000	$38,279,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,

	2012	2011

Sales	$8,356,000	$9,672,000
Cost of goods sold	3,797,000	5,179,000
Gross profit	4,559,000	4,493,000

Operating expenses:
Selling and marketing	1,514,000	1,923,000
Research and development	1,622,000	2,180,000
General and administrative	1,125,000	1,492,000
Restructuring charges		122,000
Total operating expenses	4,261,000	5,717,000
Income (loss) from operations	298,000	(1,224,000)

Other (expense) income, net	(30,000)	75,000
Income (loss) before income taxes	268,000	(1,149,000)

Income tax benefit	(21,000)	(51,000)
Net income (loss)	$289,000	$(1,098,000)

Basic income (loss) per share	$0.03	$(0.10)
Diluted income per share	$0.03

Weighted average common shares used in basic and diluted income (loss) per share	11,116,000	11,116,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

	Three Months Ended March 31,

	2012	2011

Gross Profit Reconciliation
GAAP gross profit	$4,559,000	$4,493,000
Amortization of purchased intangible assets (a)	279,000	255,000
Stock-based compensation (b)	3,000	3,000
Non-GAAP gross profit	4,841,000	4,751,000
Non-GAAP gross profit percentage of sales	57.9%	49.1%

Operating Expense Reconciliation
GAAP operating expense	4,261,000	5,717,000
Stock-based compensation (b)	(64,000)	(86,000)
Restructuring costs (c)		(122,000)
Litigation expenses (d)		(347,000)
Non-GAAP operating expenses	4,197,000	5,162,000

Net Income (loss) Reconciliation
GAAP net income (loss)	289,000	(1,098,000)
Amortization of purchased intangible assets (a)	279,000	255,000
Stock-based compensation (b)	67,000	89,000
Restructuring costs (c)		122,000
Litigation expenses (d)		347,000
Non-GAAP net income (loss)	$635,000	$(285,000)

Income (loss) per Common Share
GAAP basic and diluted (e) net income (loss) per share	$0.03	$(0.10)
Non-GAAP basic and diluted (e) net income (loss) per share	$0.06	$(0.03)

The Non-GAAP measures above, and its reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a)  Amortization of purchased intangible assets - a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful life. The amount of purchased intangible assets increased significantly as a result of the acquisition of the USP and SP2000 signaling technologies acquired from GENBAND.

(b)  Stock-based compensation costs - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(c)  Restructuring costs - costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.

(d)  Litigation expenses – legal expenses not indicative of core operating activities.

(e)  Basic and diluted net income per common share are identical for the three months ended March 31, 2012.